UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 29, 2004
Date of Report (Date of earliest event reported)

LIBERTY STAR GOLD CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-50071	27-0019071
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

#600 – 625 Howe Street, Vancouver, British Columbia	V6C 2T6
(Address of principal executive offices)	(Zip Code)

(604) 683 6648
Registrant's telephone number, including area code

TITANIUM INTELLIGENCE, INC.
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Press release dated March 29, 2004 - Airborne Magnetic Survey, Big Chunk Caldera Project, Iliamna Area, Southwest Alaska, USA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR GOLD CORP.

Date: April 5, 2004
By: /s/ Gary Musil

GARY MUSIL
Secretary, Director